ANNUAL REPORT
NEW AMERICA GROWTH FUND
DECEMBER 31, 2001
T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------
NEW AMERICA GROWTH FUND
-----------------------
o    Despite  a  strong   fourth-quarter  rally,  stocks  finished  in  negative
     territory for the second consecutive year.
o Your fund posted losses that were in line with the broad market but well ahead of its peer funds for the 6- and 12-month periods ended December 31.
o Our focus on businesses with strong recurring revenues helped fund results throughout the year.
o We are excited about the growth prospects of our top holdings and are cautiously optimistic that 2002 will end the market's negative return streak.

REPORTS ON THE WEB
------------------
     SIGN UP FOR OUR E-MAIL PROGRAM, AND YOU CAN BEGIN TO RECEIVE UPDATED FUND REPORTS AND PROSPECTUSES ONLINE RATHER THAN THROUGH THE MAIL. LOG ON TO YOUR ACCOUNT AT WWW.TROWEPRICE.COM FOR MORE INFORMATION.

FELLOW SHAREHOLDERS
-------------------
     The past year will certainly go down as one of the most difficult in our country's history--not only did the economy slip into recession, we also suffered our most devastating tragedy on September 11. The terrorist attacks at best delayed a recovery, and potentially drove the economy further into recession. The markets apparently believed that a recovery was merely delayed, and the fourth quarter was extremely strong for most indexes. After declining nearly 22% in a tough third quarter, your fund gained nearly 21% in the fourth quarter. This kind of volatility was present all year, as fund returns either rose or declined by double digits each quarter.

PERFORMANCE COMPARISON
----------------------
Periods Ended 12/31/01                     6 Months     12 Months
------------------------------------------------------------------
New America Growth Fund                     -5.69%       -11.89%
...................................................................
S&P 500 Stock Index                         -5.56        -11.89
...................................................................
Lipper Multi-Cap Growth
Funds Average                              -12.06        -26.00
...................................................................

     The New America Growth Fund performed in line with the broad S&P 500 Stock Index, but significantly exceeded the Lipper Multi-Cap Growth Funds Average for both the 6- and 12-month periods ending December 31, 2001. The first and third quarters were decidedly negative, whereas the fund had strong second and fourth quarters. Unfortunately, the negative quarters were larger than the positive and the fund finished down nearly 12% for the year. This marks the second consecutive year of negative returns for both the fund and the S&P 500. While this is certainly disappointing, we were not surprised to see a retrenchment after the S&P 500 had risen for five consecutive years and more than tripled over that period.

MARKET ENVIRONMENT
------------------
     The horrifying destruction of the World Trade Center and related terrorist events of September may have been a watershed for the nation's economy. Prior to September 11, the Federal Reserve's persistent efforts to spur growth through interest rate cuts raised hopes that the slowing economy could be reinvigorated. The Fed acted aggressively throughout the year, reducing short-term interest rates 11 times by a total of 475 basis points (100 basis points equal one percentage point), bringing the fed funds target rate to 1.75%--its lowest level in 40 years. In the wake of the attacks, economists generally conceded that the U.S. had slipped into recession. Stocks, already suffering from poor corporate earnings, fell sharply following the attacks but rebounded late in the period as investors began to hope for a turnaround in 2002.

GROWTH VS. VALUE
----------------
                              Fourth
2001 Performance              Quarter    Second Half    12 Months
------------------------------------------------------------------
Russell 1000
Growth Index                   15.14%       -7.21%        -20.42%
...................................................................
Russell 1000
Value Index                     7.37        -4.39          -5.59
...................................................................

     The strong fourth-quarter rally centered on growth stocks, but value outperformed growth for the year, with the Russell 1000 Value Index declining 5.59%, versus a nearly 21% fall for the Russell 1000 Growth Index. As one might expect, the growth index outperformed in the second and fourth quarters, while the value index outperformed in the first and third. In the growth arena, there was not much differentiation between large- and mid-cap stocks. The Russell Midcap Growth Index was basically in line with the larger-cap Russell 1000
Growth Index, with both down just over 20%. However, on the value side, the Russell Midcap Value Index soundly beat the Russell 1000 Value Index, actually rising 2.33% versus a more than 5% decline for the large-cap index.

PORTFOLIO REVIEW
----------------
     The market action this past year was in many ways a continuation of trends we saw in 2000. Technology stocks fell sharply as the inventory correction continued and corporate spending remained sluggish. Media stocks, particularly those exposed to advertising, also suffered as many companies pared their ad budgets. Fortunately, we held a sizable weighting in commercial services and supplies companies, which performed considerably better over the last two years. As we've said in previous letters, we strongly prefer companies in growth industries with strong recurring revenues. Each of our top three performers for both the 6- and 12-month periods meets these criteria.

     The best individual stocks for both periods were in the consulting and services industry within the information technology sector. Longtime holding Affiliated Computer Services, a leader in both IT outsourcing and business process outsourcing, is blessed with a high percentage of recurring revenues. Unlike other tech companies that have to continually resell their products, Affiliated enters each quarter with more than 85% of revenues in hand. The company benefited from strong new business, which gives it high visibility into the next several quarters. In an environment where many technology companies don't have visibility past one month, Affiliated is poised for another strong year.

     Commercial services and supplies was the top contributing industry for both periods. Two payment processors with strong recurring revenues were standouts. First Data is the world's largest credit card processor and--through its ownership of Western Union--the largest money transfer company. Concord EFS is a major credit card processor that focuses on niche industries, such as supermarket and convenience stores, and is also the largest processor of the faster-growing debit industry. Both companies stand squarely in the middle of the trend away from cash and checks toward electronic payments. Longtime holding Apollo, the largest degree-granting university in the U.S., was another strong performer. The company focuses primarily on working adults, a large niche that has generally not been served well by traditional universities. Buoying Apollo's growth is a fast-growing and very profitable online business. As the online business continues to grow, Apollo should benefit through higher operating margins and faster bottom-line growth.

     Health care providers and services were solid contributors for both the six months and year, led by Omnicare and Wellpoint Health Networks. Omnicare is the largest pharmaceutical distributor for the long-term care industry. While many nursing home and assisted-living companies have struggled, Omnicare has survived by tightly managing its business and staying away from customers who can't pay. Now that several competitors have failed, Omnicare appears to be in a stronger competitive position. Wellpoint is one of the nation's largest managed health care companies. The company originally operated solely in California, but recently began pursuing a nationwide expansion strategy through acquisitions and start-ups.

     On the flip side, information technology companies continued to struggle, and IT was the worst sector for both the 6- and 12-month periods. While there are strong signs that the deterioration is over, the snapback has yet to occur. Although stocks rallied in the fourth quarter, it is difficult to know if this was due to better business prospects, or simply because companies met lowered expectations. We suspect it was due to the latter, and as a result we were net sellers of technology into the fourth-quarter rally. We remained significantly underweight in technology compared to most growth indexes, and in line with the less-aggressive S&P 500 Index. The worst performer in the sector over the last six months was Peregrine Systems, which provides software and services that allow companies to better manage their infrastructure. Although we believe that long-term demand will be very strong for Peregrine's products, the company was not able to escape the realities of the recession. Over the year, the worst stock by far was Exodus Communications, which we no longer own. It fell victim to the bursting dot-com bubble as demand for its services was severely hampered, and the company was forced to declare bankruptcy.

     For the most recent six months, Western Wireless and AOL Time Warner were the worst-performing individual stocks. We own Western Wireless, a large cellular communications company, because of its competitive position--since it provides service in rural areas, it generally has only one or two competitors in each market, compared to five or six competitors in major metropolitan areas. The stock struggled in the back half because much of its revenue growth comes from PCS customers of Sprint and AT&T who roam on Western's network. After September 11, decreased travel led to less roaming revenue. AOL Time Warner resulted from the merger of America Online and the cable networks and media properties of Time Warner. We are very excited about the prospects for this company, but it could not escape the slowdown in ad spending.

     Changes in sector weightings in the last six months reflected both the investment performance of the various sectors as well as some selective moves. We were net buyers of health care stocks and net sellers of IT and consumer discretionary stocks. Within health care, most purchases were made in services and pharmaceuticals. Within services, we bought Anthem, a managed-care company, and HCA-Healthcare, a large hospital corporation. We also added two pharmaceutical companies, Merck and Schering-Plough. Pharmaceutical stock performance was somewhat spotty last year, as we appear to be in a period of limited new blockbuster products. However, valuations have become compelling, and we believe that 2003 and beyond will bring many new exciting products.


SECTOR DIVERSIFICATION
----------------------
                            12/31/00      6/30/01      12/31/01
                            --------      -------      --------
Energy and Utilities           3%            3%            4%
Industrials, Business
Services, and Materials       13            11            12
Consumer                      24            25            24
Health Care                    9            12            15
Financials                    12            11            11
Information
Technology                    28            26            23
Telecommunication
Services                       7             5             4
Reserves and Other             4             7             7
----------------------------------------------------------------
Total                        100%          100%          100%


     Semiconductor companies were top performers in the fourth quarter, rising nearly 40% as a group. While we strongly believe in the long-term fortunes of the semiconductor industry, we trimmed several holdings as we felt that valuations became stretched. We would expect to buy many of them back if valuations  improve  or  business  strengthens  more than we  currently  expect.
Furthermore, although consumers have been very resilient throughout the recession, we felt it prudent to trim our overweight position in retailers.

OUTLOOK
-------
     We appear to be near the end of the inventory correction and should begin to see some of the effects of the Fed's interest rate cuts. Additionally, the technology sell-off has taken some of the excesses out of the sector, which should help put some wind at our backs. It is in this kind of environment that growth stocks typically perform well.

     It's not all clear sailing ahead, however. Even though the economic climate should improve, many growth sectors still appear overvalued. While it is important not to value growth stocks based on trough earnings, it appears that some stock prices are discounting a very steep earnings recovery, particularly in technology. We will continue to tread carefully, looking for stocks we believe can generate earnings and cash flow sufficient to justify current valuations.

     Given what we see today, it is likely that we will remain underweighted in IT in the near term and look for better entry points to increase the weighting. Fortunately, we see other areas that appear to offer strong growth prospects at reasonable valuations. Many service companies are generating strong recurring revenues and cash flows and their stocks sell at reasonably attractive prices. This is where the New America Growth Fund will continue to focus. We are very excited about the growth prospects of our top holdings and are cautiously optimistic that 2002 will end the market's two-year negative return streak.

Respectfully submitted,

/s/

Marc L. Baylin
President of the fund and chairman of its Investment Advisory Committee January 20, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------                                Percent of
                                                            Net Assets
                                                              12/31/01
------------------------------------------------------------------------
  First Data                                                       3.5%
  Affiliated Computer Services                                     2.9
  Freddie Mac                                                      2.7
  Liberty Media                                                    2.7
  Waddell & Reed Financial                                         2.5
.........................................................................
  Concord EFS                                                      2.5
  Target                                                           2.3
  Home Depot                                                       2.3
  Apollo                                                           2.3
  Viacom                                                           2.2
.........................................................................
  Pfizer                                                           2.2
  Flextronics                                                      2.0
  Clear Channel Communications                                     1.9
  Microsoft                                                        1.9
  Family Dollar Stores                                             1.9
.........................................................................
  Omnicare                                                         1.8
  Laboratory Corporation of America                                1.8
  Western Wireless                                                 1.7
  AOL Time Warner                                                  1.6
  Costco Wholesale                                                 1.6
.........................................................................
  Wellpoint Health Networks                                        1.5
  TMP Worldwide                                                    1.5
  Comcast                                                          1.4
  Crown Castle                                                     1.4
  Vodafone                                                         1.3
.........................................................................
  Total                                                           51.4%

  Note: Table excludes reserves.

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------
6 Months Ended 12/31/01

TEN BEST CONTRIBUTORS
---------------------
Affiliated Computer Services                  35(cent)
First Data                                    20
Concord EFS                                   18
Target                                        11
Family Dollar Stores                          10
Omnicare                                      10
Wellpoint Health Networks                      9
Home Depot                                     7
Apollo                                         6
Maxim Integrated Products                      6
.........................................................
Total                                        132(cent)

TEN WORST CONTRIBUTORS
----------------------
Western Wireless                             -26(cent)
AOL Time Warner                               26
Liberty Media                                 20
TMP Worldwide                                 18
Peregrine Systems                             17
Allegiance Telecom                            16
VeriSign                                      16
Crown Castle                                  15
Providian Financial **                        15
Clear Channel Communications                  14
.........................................................
Total                                       -183(cent)

12 Months Ended 12/31/01
TEN BEST CONTRIBUTORS
---------------------
Affiliated Computer Services                  52(cent)
First Data                                    39
Concord EFS                                   31
Family Dollar Stores                          29
Apollo                                        25
Microsoft                                     21
Target                                        14
Wellpoint Health Networks *                   11
SunGard Data Systems                          11
TJX                                           10
.........................................................
Total                                        243(cent)

TEN WORST CONTRIBUTORS
----------------------
Exodus Communications **                     -88(cent)
JDS Uniphase                                  46
Macromedia **                                 46
Crown Castle                                  34
Cisco Systems                                 32
Allegiance Telecom                            28
Nextel Communications                         24
EMC                                           23
Schlumberger                                  22
Morgan Stanley Dean Witter                    21
.........................................................
Total                                       -364(cent)

    * Position added
   ** Position eliminated

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


The following table was depicted as a graph in the printed material.

               S&P 500         Lipper Multi-Cap
             Stock Index     Growth Funds Average     New America Growth Fund
             -----------     --------------------     -----------------------
12/31/1991      10000               10000                     10000
12/31/1992      10762               10728                     10989
12/31/1993      11847               12218                     12906
12/31/1994      12003               11893                     11947
12/31/1995      16514               16023                     17241
12/31/1996      20305               18667                     20690
12/31/1997      27080               22298                     25055
12/31/1998      34819               27201                     29538
12/31/1999      42145               43119                     33306
12/31/2000      38307               38494                     29799
12/31/2001      33754               28896                     26256


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/01               1 Year    3 Years  5 Years  10 Years
--------------------------------------------------------------------------
New America Growth Fund             -11.89%    -3.85%    4.88%    10.13%
...........................................................................

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
                                 For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------          Year
                             Ended
                          12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
NET ASSET VALUE
Beginning of period      $  35.77   $  48.06   $  47.79   $  44.19   $  38.37
Investment activities
  Net investment income
  (loss)                    (0.12)     (0.14)     (0.20)     (0.21)     (0.13)
  Net realized and
  unrealized gain (loss)    (4.14)     (4.63)      5.87       7.65       8.15
  Total from
  investment activities     (4.26)     (4.77)      5.67       7.44       8.02
Distributions
  Net realized gain         (0.64)     (7.52)     (5.40)     (3.84)     (2.20)
NET ASSET VALUE
End of period            $  30.87   $  35.77   $  48.06   $  47.79   $  44.19

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return*               (11.89)%   (10.53)%   12.76%     17.89%      21.10%
Ratio of total expenses to
average net assets            0.99%      0.93%     0.94%      0.95%      0.96%
Ratio of net investment
income (loss) to average
net assets                   (0.36)%   (0.33)%    (0.43)%    (0.49)%    (0.34)%
Portfolio turnover rate      52.1%      81.4%      39.7%      45.6%      43.2%
Net assets, end of period
(in millions)            $   1,183  $   1,519  $   2,064  $   2,064  $   1,758


* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------                        December 31, 2001
STATEMENT OF NET ASSETS
-----------------------                                  Shares          Value
COMMON Stocks  93.0%

CONSUMER DISCRETIONARY  23.0%
Hotels, Restaurants & Leisure  1.3%
Outback Steakhouse *                                 260,000   $         8,905
-------------------------------------------------------------------------------
Starbucks *                                          350,000             6,669
-------------------------------------------------------------------------------
                                                                        15,574
-------------------------------------------------------------------------------
Media  12.9%
AOL Time Warner *                                    600,000            19,260
-------------------------------------------------------------------------------
Catalina Marketing *                                 240,000             8,328
-------------------------------------------------------------------------------
Charter Communications (Class A) *                   430,000             7,067
-------------------------------------------------------------------------------
Clear Channel Communications *                       450,000            22,910
-------------------------------------------------------------------------------
Comcast (Class A Special) *                          475,000            17,102
-------------------------------------------------------------------------------
Lamar Advertising (Class A) *                         70,000             2,960
-------------------------------------------------------------------------------
Liberty Media (Series A) *                         2,250,000            31,500
-------------------------------------------------------------------------------
TMP Worldwide *                                      415,000            17,806
-------------------------------------------------------------------------------
Viacom (Class B) *                                   592,000            26,137
-------------------------------------------------------------------------------
                                                                       153,070
-------------------------------------------------------------------------------
Multiline Retail  5.8%
Costco Wholesale *                                   415,000            18,422
-------------------------------------------------------------------------------
Family Dollar Stores                                 745,000            22,335
-------------------------------------------------------------------------------
Target                                               665,000            27,298
-------------------------------------------------------------------------------
                                                                        68,055
-------------------------------------------------------------------------------

Specialty Retail  3.0%
Home Depot                                           530,000            27,035
-------------------------------------------------------------------------------
TJX                                                  220,000             8,769
-------------------------------------------------------------------------------
                                                                        35,804
-------------------------------------------------------------------------------
Total Consumer Discretionary                                           272,503
-------------------------------------------------------------------------------

CONSUMER STAPLES  1.0%
Food & Drug Retailing  1.0%
Safeway *                                            275,000            11,481
-------------------------------------------------------------------------------
Total Consumer Staples                                                  11,481
-------------------------------------------------------------------------------

ENERGY  3.3%
Energy Equipment & Services  3.3%
Baker Hughes                                         275,000   $        10,029
-------------------------------------------------------------------------------
Diamond Offshore Drilling                            370,000            11,248
-------------------------------------------------------------------------------
Schlumberger                                         120,000             6,594
-------------------------------------------------------------------------------
Smith *                                              215,000            11,529
-------------------------------------------------------------------------------
Total Energy                                                            39,400
-------------------------------------------------------------------------------

FINANCIALS  10.9%
Diversified Financials  9.3%
AMBAC                                                115,000             6,654
-------------------------------------------------------------------------------
Charles Schwab                                       265,000             4,100
-------------------------------------------------------------------------------
Citigroup                                            240,000            12,115
-------------------------------------------------------------------------------
Freddie Mac                                          490,000            32,046
-------------------------------------------------------------------------------
Goldman Sachs                                        135,000            12,521
-------------------------------------------------------------------------------
Morgan Stanley Dean Witter                           215,000            12,027
-------------------------------------------------------------------------------
Waddell & Reed Financial (Class A)                   925,000            29,785
-------------------------------------------------------------------------------
                                                                       109,248
-------------------------------------------------------------------------------

Insurance  1.6%
American                                             165,000            13,101
-------------------------------------------------------------------------------
Marsh & McLennan                                      55,000             5,910
-------------------------------------------------------------------------------
                                                                        19,011
-------------------------------------------------------------------------------
Total Financials                                                       128,259
-------------------------------------------------------------------------------

HEALTH CARE  15.5%
Biotechnology  3.5%
Abgenix *                                            230,000             7,738
-------------------------------------------------------------------------------
Amgen *                                              136,000             7,675
-------------------------------------------------------------------------------
Cephalon *                                            80,000             6,047
-------------------------------------------------------------------------------
Genentech *                                          115,000             6,239
-------------------------------------------------------------------------------
MedImmune *                                          300,000            13,899
-------------------------------------------------------------------------------
                                                                        41,598
-------------------------------------------------------------------------------
Health Care Equipment & Supplies  0.3%
Waters Corporation *                                  90,000             3,488
-------------------------------------------------------------------------------
                                                                         3,488
-------------------------------------------------------------------------------
Health Care Providers & Services  5.9%
Anthem *                                             100,000            $4,950
-------------------------------------------------------------------------------
HCA-Healthcare                                        85,000             3,276
-------------------------------------------------------------------------------
Laboratory Corporation of America *                  265,000            21,425
-------------------------------------------------------------------------------
Omnicare                                             870,000            21,645
-------------------------------------------------------------------------------
Wellpoint Health Networks *                          155,000            18,112
-------------------------------------------------------------------------------
                                                                        69,408
-------------------------------------------------------------------------------

Pharmaceuticals  5.8%
Allergan                                             120,000             9,006
-------------------------------------------------------------------------------
American Home Products                               225,000            13,806
-------------------------------------------------------------------------------
Eli Lilly                                             50,000             3,927
-------------------------------------------------------------------------------
King Pharmaceuticals *                               143,033             6,026
-------------------------------------------------------------------------------
Merck                                                 80,000             4,704
-------------------------------------------------------------------------------
Pfizer                                               645,000            25,703
-------------------------------------------------------------------------------
Schering-Plough                                      165,000             5,909
-------------------------------------------------------------------------------
                                                                        69,081
-------------------------------------------------------------------------------
Total Health Care                                                      183,575
-------------------------------------------------------------------------------

INDUSTRIALS & BUSINESS SERVICES  11.3%
Air Freight & Couriers  0.2%
Expeditors International of Washington                42,500             2,421
-------------------------------------------------------------------------------
                                                                         2,421
-------------------------------------------------------------------------------
Commercial Services & Supplies  9.8%
Apollo (Class A) *                                   600,000            27,009
-------------------------------------------------------------------------------
Choicepoint *                                        130,000             6,590
-------------------------------------------------------------------------------
Concord EFS *                                        900,000            29,506
-------------------------------------------------------------------------------
First Data                                           525,000            41,186
-------------------------------------------------------------------------------
Paychex                                               60,000             2,091
-------------------------------------------------------------------------------
Robert Half *                                        205,000             5,473
-------------------------------------------------------------------------------
Viad                                                 185,000             4,381
-------------------------------------------------------------------------------
                                                                       116,236
-------------------------------------------------------------------------------
Industrial Conglomerates  1.3%
GE                                                   375,000            15,030
-------------------------------------------------------------------------------
                                                                        15,030
-------------------------------------------------------------------------------
Total Industrials & Business Services                                  133,687
-------------------------------------------------------------------------------

INFORMATION TECHNOLOGY  22.5%
Communications Equipment  4.3%
Brocade Communications Systems *                     125,000   $         4,141
-------------------------------------------------------------------------------
Cisco Systems *                                      830,000            15,035
-------------------------------------------------------------------------------
Crown Castle *                                     1,600,000            17,088
-------------------------------------------------------------------------------
JDS Uniphase *                                       620,000             5,379
-------------------------------------------------------------------------------
Juniper Networks *                                    95,000             1,801
-------------------------------------------------------------------------------
Nokia ADR                                            205,000             5,029
-------------------------------------------------------------------------------
QUALCOMM *                                            45,000             2,271
-------------------------------------------------------------------------------
                                                                        50,744
-------------------------------------------------------------------------------
Computers & Peripherals  0.2%
EMC *                                                200,000             2,688
-------------------------------------------------------------------------------
                                                                         2,688
-------------------------------------------------------------------------------
Electronic Equipment & Instruments  2.5%
Flextronics *                                      1,000,000            23,995
-------------------------------------------------------------------------------
Jabil Circuit *                                      270,000             6,134
-------------------------------------------------------------------------------
                                                                        30,129
-------------------------------------------------------------------------------
Internet Software & Services  1.1%
Internet Security Systems *                           65,000             2,085
-------------------------------------------------------------------------------
VeriSign *                                           276,150            10,512
-------------------------------------------------------------------------------
                                                                        12,597
-------------------------------------------------------------------------------
IT Consulting & Services  4.2%
Affiliated Computer Services (Class A) *             320,000            33,962
-------------------------------------------------------------------------------
SmartForce ADR *                                     220,000             5,455
-------------------------------------------------------------------------------
SunGard Data Systems *                               350,000            10,125
-------------------------------------------------------------------------------
                                                                        49,542
-------------------------------------------------------------------------------

Semiconductor Equipment & Products  4.1%
Agere Systems (Class A) *                            950,000             5,406
-------------------------------------------------------------------------------
Analog Devices *                                     285,000            12,651
-------------------------------------------------------------------------------
Applied Materials *                                  185,000             7,419
-------------------------------------------------------------------------------
Maxim Integrated Products *                          205,000            10,764
-------------------------------------------------------------------------------
Texas Instruments                                    160,000             4,480
-------------------------------------------------------------------------------
Xilinx *                                             195,000             7,613
-------------------------------------------------------------------------------
                                                                        48,333
-------------------------------------------------------------------------------
Software  6.1%
Adobe Systems                                         75,000   $         2,330
-------------------------------------------------------------------------------
Amdocs *                                             200,000             6,794
-------------------------------------------------------------------------------
Electronic Arts *                                    125,000             7,494
-------------------------------------------------------------------------------
Mercury Interactive *                                165,000             5,607
-------------------------------------------------------------------------------
Microsoft *                                          340,000            22,527
-------------------------------------------------------------------------------
Oracle *                                             390,000             5,388
-------------------------------------------------------------------------------
Peregrine Systems *                                  525,000             7,783
-------------------------------------------------------------------------------
Siebel Systems *                                     245,000             6,858
-------------------------------------------------------------------------------
VERITAS Software *                                   175,000             7,846
-------------------------------------------------------------------------------
                                                                        72,627
-------------------------------------------------------------------------------
Total Information Technology                                           266,660
-------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES  4.1%
Diversified Telecommunication Services  0.6%
Allegiance Telecom *                                 850,000             7,068
-------------------------------------------------------------------------------
                                                                         7,068
-------------------------------------------------------------------------------
Wireless Telecommunication Services  3.5%
Nextel Communications (Class A)*                     467,500             5,121
-------------------------------------------------------------------------------
Vodafone ADR                                         615,000            15,793
-------------------------------------------------------------------------------
Western Wireless (Class A) *                         719,300            20,324
-------------------------------------------------------------------------------
                                                                        41,238
-------------------------------------------------------------------------------
Total Telecommunication Services                                        48,306
-------------------------------------------------------------------------------
Total Miscellaneous Common Stocks  1.4%                                 16,896
-------------------------------------------------------------------------------
Total Common Stocks (Cost  $859,583)                                 1,100,767

SHORT-TERM INVESTMENTS  7.7%
Money Market Fund  7.7%
T. Rowe Price Reserve Investment Fund, 2.43%#     90,565,869            90,566
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $90,566)                            90,566

Total Investments in Securities
100.7% of Net Assets (Cost $950,149)                           $     1,191,333

Other Assets Less Liabilities                                           (8,050)

NET ASSETS                                                     $     1,183,283
Net Assets Consist of:
Undistributed net realized gain (loss)                         $       (77,637)
Net unrealized gain (loss)                                             241,184
Paid-in-capital applicable to 38,328,144
shares of no par value capital stock
outstanding; unlimited shares authorized                             1,019,736

NET ASSETS                                                     $     1,183,283

NET ASSET VALUE PER SHARE                                      $         30.87

     #  Seven-day yield
     *  Non-income producing
   ADR  American Depository Receipts

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
STATEMENT OF OPERATIONS                                           In thousands
                                                                         Year
                                                                        Ended
                                                                     12/31/01
  Investment Income (Loss)
  Income
    Dividend                                                      $     4,420
    Interest                                                            3,623
    Total income                                                        8,043
  Expenses
    Investment management                                               8,612
    Shareholder servicing                                               3,775
    Custody and accounting                                                130
    Prospectus and shareholder reports                                    106
    Registration                                                           40
    Directors                                                              13
    Legal and audit                                                        12
    Proxy and annual meeting                                                6
    Miscellaneous                                                          10
    Total expenses                                                     12,704
    Expenses paid indirectly                                               (3)
    Net expenses                                                       12,701
  Net investment income (loss)                                         (4,658)
  Realized and Unrealized Gain (Loss)
  Net realized gain or loss on securities                             (77,344)
  Change in net unrealized gain or loss on securities                (104,718)
  Net realized and unrealized gain (loss)                            (182,062)
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $  (186,720)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                             In thousands
                                                             Year
                                                            Ended
                                                         12/31/01     12/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                        $    (4,658) $    (5,890)
  Net realized gain (loss)                                (77,344)     211,881
  Change in net unrealized gain (loss)                   (104,718)    (401,065)
  Increase (decrease) in net assets from operations      (186,720)    (195,074)
Distributions to shareholders
  Net realized gain                                       (24,211)    (275,972)
Capital share transactions *
  Shares sold                                             165,212      279,986
  Distributions reinvested                                 23,540      267,337
  Shares redeemed                                        (313,336)    (620,989)
  Increase (decrease) in net assets from capital
  share transactions                                     (124,584)     (73,666)
Net Assets
Increase (decrease) during period                        (335,515)    (544,712)
Beginning of period                                     1,518,798    2,063,510
End of period                                         $ 1,183,283  $ 1,518,798

*Share information
  Shares sold                                               5,149        6,074
  Distributions reinvested                                    771        7,184
  Shares redeemed                                         (10,054)     (13,733)
  Increase (decrease) in shares outstanding                (4,134)        (475)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------                         December 31, 2001
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------
     T. Rowe Price New America Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1985. The fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management. Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------
        Purchases and sales of portfolio securities, other than short-term securities, aggregated $633,205,000 and $804,661,000, respectively, for the year ended December 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended December 31, 2001 totaled $24,211,000 and were characterized as long-term capital gain for tax purposes. The tax-basis components of net assets at December 31, 2001 were as follows:


  Unrealized appreciation                                 $    383,284,000
  Unrealized depreciation                                     (156,257,000)
  Net unrealized appreciation (depreciation)                   227,027,000
  Capital loss carryforwards                                   (63,480,000)
  Distributable earnings                                       163,547,000
  Paid-in capital                                            1,019,736,000
  Net assets                                              $  1,183,283,000

     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $14,157,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund had $63,480,000 of capital loss carryforwards that expire in 2009.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.


  Undistributed net investment income                     $    4,658,000
  Undistributed net realized gain                                127,000
  Paid-in capital                                             (4,785,000)


     At December 31, 2001, the cost of investments for federal income tax purposes was $964,306,000.

NOTE 4- RELATED PARTY TRANSACTIONS
----------------------------------

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $670,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,199,000 for the year ended December 31, 2001, of which $277,000 was payable at year end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $3,531,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

To the Board of Trustees and Shareholders of
T. Rowe Price New America Growth Fund

        In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New America Growth Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

        PricewaterhouseCoopers LLP
        Baltimore, Maryland
        January 18, 2002

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/01
-----------------------------------------------------------
     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund's distributions to shareholders included $24,211,000 from long-term capital gains, subject to the 20% rate gains category.

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
ANNUAL MEETING RESULTS
----------------------
     The T. Rowe Price New America Growth Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund. The results of voting were as follows (by number of shares):

M. David Testa
 Affirmative:            21,839,706.142
 Withhold:                  341,495.763
 Total:                  22,181,201.905

John H. Laporte
 Affirmative:            21,853,293.422
 Withhold:                  327,908.483
 Total:                  22,181,201.905

Calvin W. Burnett
 Affirmative:            21,769,883.712
 Withhold:                  411,318.193
 Total:                  22,181,201.905

Anthony W. Deering
 Affirmative:            21,808,563.167
 Withhold:                  372,638.738
 Total:                  22,181,201.905

Donald W. Dick, Jr.
 Affirmative:            21,842,007.059
 Withhold:                  339,194.846
 Total:                  22,181,201.905

David K. Fagin
 Affirmative:            21,818,424.912
 Withhold:                  362,776.993
 Total:                  22,181,201.905

F. Pierce Linaweaver
 Affirmative:            21,800,797.859
 Withhold:                  380,404.046
 Total:                  22,181,201.905

Hanne M. Merriman
 Affirmative:            21,846,621.861
 Withhold:                  334,580.044
 Total:                  22,181,201.905

John G. Schreiber
 Affirmative:            21,813,103.098
 Withhold:                  368,098.807
 Total:                  22,181,201.905

Hubert D. Vos
 Affirmative:            21,815,097.276
 Withhold:                  366,104.629
 Total:                  22,181,201.905

Paul M. Wythes
 Affirmative:            21,826,717.271
 Withhold:                  354,484.634
 Total:                  22,181,201.905

James S. Riepe
 Affirmative:            21,838,039.008
 Withhold:                  343,162.897
 Total:                  22,181,201.905

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
INDEPENDENT DIRECTORS
---------------------
NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
Calvin W.        Director      Elected    President,     97           Provident
Burnett, Ph.D.                 in         Coppin State                Bank of
100 East Pratt                 2001       College                     Maryland
Street
3/16/32

Anthony W.       Director      Elected    Director,      97           The Rouse
Deering                        in         Chairman of                 Company
100 East Pratt                 2001       the Board,
Street                                    President, and
1/28/45                                   Chief Executive
                                          Officer, The
                                          Rouse Company,
                                          real estate
                                          developers

Donald W.        Director      Elected    Principal,     97           Not
Dick, Jr.                      in         EuroCapital                 Applicable
100 East Pratt                 1997       Advisors, LLC,
Street                                    an acquisition
1/27/43                                   and management
                                          advisory firm

David K. Fagin   Director      Elected    Director,      97           Dayton
100 East Pratt                 in         Dayton Mining               Mining
Street                         1997       Corporation                 Corpor-
4/9/38                                    (6/98 to                    ation,
                                          present),                   Golden
                                          Golden Star                 Star
                                          Resources Ltd.,             Resources
                                          and Canyon                  Ltd., and
                                          Resources,                  Canyon
                                          Corp.                       Resources,
                                          (5/00 to                    Corp.
                                          present);
                                          Chairman and
                                          President,
                                          Nye Corporation

* Each director serves until election of a successor.

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
INDEPENDENT DIRECTORS
---------------------
NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
F. Pierce        Director      Elected    President,     97           Not
Linaweaver                     in         F. Pierce                   Applicable
100 East Pratt                 2001       Linaweaver &
Street                                    Associates,
8/22/34                                   Inc.,
                                          consulting
                                          environmental &
                                          civil engineers

Hanne M.         Director      Elected    Retail         97           Ann Taylor
Merriman                       in         Business                    Stores
100 East Pratt                 1997       Consultant                  Corpor-
Street                                                                ation,
11/16/41                                                              Ameren
                                                                      Corp.,
                                                                      Finlay
                                                                      Enter-
                                                                      prises,
                                                                      Inc.,
                                                                      The Rouse
                                                                      Company,
                                                                      and
                                                                      US Airways
                                                                      Group,
                                                                      Inc.

John G.          Director      Elected    Owner/         97           AMLI
Schreiber                      in         President,                  Resi-
100 East Pratt                 2001       Centaur Capital             dential
Street                                    Partners, Inc.,             Properties
10/21/46                                  a real estate               Trust,
                                          investment                  Host
                                          company; Senior             Marriott
                                          Advisor and                 Corpor-
                                          Partner,                    ation,
                                          Blackstone                  and The
                                          Real Estate                 Rouse
                                          Advisors, L.P.              Company,
                                                                      real
                                                                      estate
                                                                      developers
*  Each director serves until election of a successor.

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
INDEPENDENT DIRECTORS
---------------------
NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
Hubert D. Vos    Director      Elected    Owner/         97           Not
100 East Pratt                 in         President,                  Applicable
Street                         1997       Stonington
8/2/33                                    Capital
                                          Corporation,
                                          a private
                                          investment
                                          company



Paul M. Wythes   Director      Elected    Founding       97           Teltone
100 East Pratt                 in         Partner of                  Corpor-
Street                         1997       Sutter Hill                 ation
6/23/33                                   Ventures,
                                          a venture
                                          capital limited
                                          partnership,
                                          providing
                                          equity capital
                                          to
                                          young high
                                          technology
                                          companies
                                          throughout the
                                          United States
*  Each director serves until election of a successor.

INSIDE DIRECTORS
----------------
NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
John H.          Director      Elected    Managing       32           Not
Laporte                        in         Director,                  Applicable
100 East Pratt                 1985       T. Rowe Price;
Street                                    Nanaging
7/26/45                                   Director and
                                          Director,
                                          T. Rowe Price
                                          Group, Inc.
*  Each director serves until election of a successor.

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
INDEPENDENT DIRECTORS
---------------------
NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
James S. Riepe   Director      Elected    Vice Chairman  82           Not
100 East Pratt                 in         of the Board,               Applicable
Street                         1993       Director and
6/25/43                                   Managing
                                          Director,
                                          T. Rowe Price
                                          Group, Inc.;
                                          Director and
                                          Managing
                                          Director,
                                          T. Rowe Price;
                                          Chairman of the
                                          Board and
                                          Director,
                                          T. Rowe Price
                                          Investment
                                          Services, Inc.,
                                          T. Rowe Price
                                          Retirement Plan
                                          Services, Inc.,
                                          and T. Rowe Price
                                          Services, Inc.;
                                          Chairman of the
                                          Board, Director,
                                          President and
                                          Trust Officer,
                                          T. Rowe Price
                                          Trust Company;
                                          Director,
                                          T. Rowe Price
                                          International,Inc.

M. David Testa   Director      Elected    Vice Chairman  97           Not
100 East Pratt                 in         of the Board,               Applicable
Street                         1997       Chief
4/22/44                                   Investment
                                          Officer,
                                          Director,
                                          and Managing
                                          Director,
                                          T. Rowe Price
                                          Group, Inc.;
                                          Chief
                                          Investment
                                          Officer,
                                          Director,
                                          and Managing
                                          Director,
                                          T. Rowe Price;
                                          Vice President
                                          and Director,
                                          T. Rowe Price
                                          Trust Company;
                                          Director,
                                          T. Rowe Price
                                          International
                                          Inc.
*  Each director serves until election of a successor.

T. ROWE PRICE MUTUAL FUNDS
--------------------------
STOCK FUNDS
-----------
Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEYMARKET FUNDS+
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
--------------------------
STOCK
-----
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*

     For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202                                           F60-050  12/31/01